                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 3, 2000

                          Lockheed Martin Corporation
            (Exact name of registrant as specified in its charter)



           Maryland               1-11437                  52-1893632
       (State or other    (Commission File Number)       (IRS Employer
       jurisdiction of                               Identification Number)
        incorporation)


                              6801 Rockledge Drive
                            Bethesda, Maryland 20817
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (301) 897-6000


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.      Other Events
             ------------

   Lockheed Martin Corporation is filing this Current Report on Form 8-K in order to provide the information contained in Lockheed Martin's press release dated April 3, 2000 which is included as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.      Exhibits.
             ---------

      Exhibit No.                                      Description
-----------------------  -----------------------------------------------------------------------
         99.1            Lockheed Martin Corporation Press Release dated April 3, 2000.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   April 4, 2000


                              LOCKHEED MARTIN CORPORATION


                              By: /s/  Marian S. Block
                                  ------------------------------------
                                  Marian S. Block
                                  Vice President, Associate General
                                  Counsel and Assistant Secretary

                                 EXHIBIT INDEX
                                 -------------

      Exhibit No.                                      Description
-----------------------  -----------------------------------------------------------------------
         99.1            Lockheed Martin Corporation Press Release dated April 3, 2000.

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